UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 19, 2004

MetLife, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-15787	13-4075851
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Park Avenue, FL 1200, New York, New York		10166-0188
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-578-2211

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On October 19, 2004, MetLife, Inc., a Delaware corporation, issued a press release providing comments on subpoenas from the New York State Attorney General. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

99.1 Press release of MetLife, Inc. dated October 19, 2004, commenting on subpoenas from the New York State Attorney General

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MetLife, Inc.

October 19, 2004	By:	Gwenn L. Carr

Name: Gwenn L. Carr
Title: Senior Vice-President and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release of MetLife, Inc. dated October 19, 2004, commenting on subpoenas from the New York State Attorney General